FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated June 1, 2004, is made and entered into on the terms and conditions hereinafter set forth, by and among I-TRAX, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower who are parties to the Credit Agreement (as hereinafter defined) as guarantors (the "Guarantors"), the several lenders who are parties to the Credit Agreement as lenders (the "Lenders"), and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), as administrative agent for the Lenders and the Issuing Bank (in such capacity, the "Administrative Agent") and as Issuing Bank.


                                    RECITALS:

         1. Pursuant to a Credit Agreement dated as of March 19, 2004, among the Borrower, the Guarantors, the Lenders and Bank of America, as Administrative Agent and as Issuing Bank (as the same heretofore has been or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders agreed to make Loans to the Borrower and to purchase participations in Letters of Credit issued for the account of the Borrower, and the Issuing Bank agreed to issue such Letters of Credit, all as more specifically described in the Credit Agreement.

         2. The parties hereto desire to amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment of Section 2.1.1. Section 2.1.1 of the Credit Agreement is hereby amended by deleting paragraph (d) and substituting in lieu thereof the following:

                  (d) The aggregate amount of the Letter of Credit Commitments at any time is equal to the lesser of: (1) the aggregate amount of the Revolving Credit Commitments in effect at such time less the aggregate amount of Revolving Loans and Swingline Loans outstanding at such time, and (2) $3,000,000 prior to July 1, 2004, and $2,000,000 on July 1,
         2004 and thereafter.


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         2. Conditions to Effectiveness. This Amendment shall be effective only upon the satisfaction of the following conditions:

                  (a) the Borrower, each of the Guarantors, the Administrative Agent, the Issuing Bank and Requisite Lenders shall have executed and delivered a counterpart of this Amendment;

                  (b) each of the representations and warranties of the Borrower contained in Section 3 shall be true and correct as of the date as of which all of the other conditions contained in this Section 2 shall have been satisfied; and

                  (c) the Administrative Agent shall have received such documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

         3. Representations and Warranties of the Borrower and the Guarantors. As an inducement to the Lenders, the Issuing Bank and the Administrative Agent to enter into this Amendment, the Borrower and the Guarantors hereby represent and warrant that, on and as of the date hereof:

                  (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, except for
         (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

                  (b) Both before and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

         4. Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

                  (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any Guarantor by the Administrative Agent, the Issuing Bank or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Issuing Bank or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

                  (b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified

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         hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

                  (c) Any noncompliance by the Borrower or any Guarantor with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default.

                  (d) Except to the extent amended or modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modifications of the Credit Agreement effected hereby. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein secure and shall continue to secure the payment of all Obligations, in each case taking into account the modifications of the Credit Agreement effected hereby.

         5. Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

         6. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

         7. Miscellaneous.

                  (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

                  (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

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                  (c) All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

                  (d) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

                  (e) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.



                  [Remainder of Page Intentionally Left Blank;
                             Signature Pages Follow]

             [Signature Page to First Amendment to Credit Agreement
                       (I-trax, Inc.) dated June 1, 2004]



                             BORROWER:


                             I-TRAX, INC.


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------



                             GUARANTORS:


                             I-TRAX HEALTH MANAGEMENT SOLUTIONS, INC., a Delaware corporation


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------


                             I-TRAX HEALTH MANAGEMENT SOLUTIONS, LLC, a Delaware limited liability company

                             BY:      I-TRAX, INC., its sole member


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------

                             CHD MERIDIAN HEALTHCARE, LLC,
                             a Delaware limited liability company

                             BY:      I-TRAX, INC., its sole member


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------


                             AMERICAN OCCUPATIONAL HEALTH MANAGEMENT, INC., a Delaware corporation


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------


                             MEDICENTER, INC.,
                             an Oklahoma corporation


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------


                             MERIDIAN COMP OF NEW YORK, INC.,
                             a Delaware corporation


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------


                             CORPORATE HEALTH DIMENSIONS, INC.
                             a New York corporation


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------

                             CHDM, INC.
                             a Delaware corporation


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------


                             CHDM, LLC
                             an Indiana limited liability company


                             By: /s/ Frank A. Martin
                                 --------------------------------------------
                                   Name: Frank A. Martin
                                         ------------------------------------
                                   Title: Chief Executive Officer
                                         ------------------------------------

             [Signature Page to First Amendment to Credit Agreement
                       (I-trax, Inc.) dated June 1, 2004]


                             ADMINISTRATIVE AGENT, LENDER AND ISSUING BANK:


                             BANK OF AMERICA, N.A.


                             By: /s/ H. Hope Walker
                                 --------------------------------------------
                                   Name: H. Hope Walker
                                         ------------------------------------
                                   Title: Vice President
                                         ------------------------------------

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